AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$25,336	$25,134	0.8%	$75,766	$74,982	1.0%
Equipment	5,373	5,079	5.8%	16,416	15,056	9.0%
Total Operating Revenues	30,709	30,213	1.6%	92,182	90,038	2.4%

Operating Expenses
Cost of revenues
Equipment	5,468	4,933	10.8%	16,900	14,891	13.5%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,351	6,697	(5.2)%	19,102	20,135	(5.1)%
Selling, general and administrative	7,454	6,958	7.1%	21,544	21,022	2.5%
Asset impairments and abandonments and restructuring	—	4,422	—%	504	5,061	(90.0)%
Depreciation and amortization	5,317	5,087	4.5%	15,758	15,206	3.6%
Total Operating Expenses	24,590	28,097	(12.5)%	73,808	76,315	(3.3)%
Operating Income	6,119	2,116	—%	18,374	13,723	33.9%
Interest Expense	1,700	1,675	1.5%	5,013	5,098	(1.7)%
Equity in Net Income (Loss) of Affiliates	(20)	272	—%	1,905	915	—%
Other Income (Expense) — Net	6,254	717	—%	7,476	1,850	—%
Income Before Income Taxes	10,653	1,430	—%	22,742	11,390	99.7%
Income Tax Expense	976	1,285	(24.0)%	3,512	3,545	(0.9)%
Net Income	9,677	145	—%	19,230	7,845	—%
Net Income Attributable to Noncontrolling Interest	(363)	(319)	(13.8)%	(1,065)	(977)	(9.0)%
Net Income (Loss) Attributable to AT&T	$9,314	$(174)	—%	$18,165	$6,868	—%
Preferred Stock Dividends and Redemption Gain	(36)	(52)	30.8%	(28)	(153)	81.7%
Net Income (Loss) Attributable to Common Stock	$9,278	$(226)	—%	$18,137	$6,715	—%

Basic Earnings (Loss) Per Share Attributable to Common Stock	$1.29	$(0.03)	—%	$2.51	$0.93	—%
Weighted Average Common Shares Outstanding (000,000)	7,156	7,202	(0.6)%	7,193	7,197	(0.1)%
Diluted Earnings (Loss) Per Share Attributable to Common Stock	$1.29	$(0.03)	—%	$2.51	$0.93	—%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,169	7,208	(0.5)%	7,203	7,200	—%

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
	Sep. 30,	Dec. 31,
	2025	2024
Assets	(Unaudited)
Current Assets
Cash and cash equivalents	$20,272	$3,298
Accounts receivable – net of related allowances for credit loss of $395 and $375	8,936	9,638
Inventories	2,886	2,270
Prepaid and other current assets	22,485	15,962
Total current assets	54,579	31,168
Property, Plant and Equipment – Net	129,922	128,871
Goodwill – Net	63,425	63,432
Licenses – Net	127,771	127,035
Other Intangible Assets – Net	5,254	5,255
Investments in and Advances to Equity Affiliates	1,056	295
Operating Lease Right-Of-Use Assets	22,654	20,909
Other Assets	18,552	17,830
Total Assets	$423,213	$394,795
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$11,378	$5,089
Accounts payable and accrued liabilities	36,592	35,657
Advanced billings and customer deposits	3,897	4,099
Dividends payable	2,009	2,027
Total current liabilities	53,876	46,872
Long-Term Debt	128,090	118,443
Deferred Credits and Other Noncurrent Liabilities
Noncurrent deferred tax liabilities	59,304	58,939
Postemployment benefit obligation	8,728	9,025
Operating lease liabilities	19,025	17,391
Other noncurrent liabilities	25,451	23,900
Total deferred credits and other noncurrent liabilities	112,508	109,255
Redeemable Noncontrolling Interest	1,984	1,980
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	106,461	109,108
Retained earnings	13,974	1,871
Treasury stock	(16,700)	(15,023)
Accumulated other comprehensive income (loss)	(648)	795
Noncontrolling interest	16,047	13,873
Total stockholders’ equity	126,755	118,245
Total Liabilities and Stockholders’ Equity	$423,213	$394,795

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2025	2024
Operating Activities
Net income	$19,230	$7,845
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,758	15,206
Provision for uncollectible accounts	1,592	1,431
Asset impairments and abandonments and restructuring	504	5,061
Pension and postretirement benefit expense (credit)	(1,191)	(1,412)
Net (gain) loss on investments	(5,722)	88
Changes in operating assets and liabilities:
Receivables	(613)	574
Equipment installment receivables and related sales	806	(899)
Contract asset and cost deferral	(482)	583
Inventories, prepaid and other current assets	(1,952)	(658)
Accounts payable and other accrued liabilities	(2,029)	(4,431)
Changes in income taxes	2,609	2,662
Postretirement claims and contributions	(593)	(129)
Other - net	1,047	954
Total adjustments	9,734	19,030
Net Cash Provided by Operating Activities	28,964	26,875

Investing Activities
Capital expenditures	(14,061)	(13,420)
Acquisitions, net of cash acquired	(47)	(322)
Dispositions	439	66
Distributions from DIRECTV in excess of cumulative equity in earnings	—	928
(Purchases), sales and settlements of securities - net	25	1,153
Other - net	(789)	(532)
Net Cash Used in Investing Activities	(14,433)	(12,127)

Financing Activities
Issuance of other short-term borrowings	—	491
Repayment of other short-term borrowings	—	(2,487)
Issuance of long-term debt	14,027	4
Repayment of long-term debt	(1,849)	(7,113)
Payment of vendor financing	(823)	(1,571)
Redemption of preferred stock	(2,075)	—
Purchase of treasury stock	(2,669)	(202)
Issuance of treasury stock	19	2
Issuance of preferred interests in subsidiary	2,221	—
Dividends paid	(6,168)	(6,171)
Other - net	(292)	(1,808)
Net Cash Provided by (Used in) Financing Activities	2,391	(18,855)
Net increase (decrease) in cash and cash equivalents and restricted cash	16,922	(4,107)
Cash and cash equivalents and restricted cash beginning of year	3,406	6,833
Cash and Cash Equivalents and Restricted Cash End of Period	$20,328	$2,726

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2025	2024	Change	2025	2024	Change
Capital expenditures
Purchase of property and equipment	$4,843	$5,259	(7.9)%	$13,940	$13,301	4.8%
Interest during construction	44	43	2.3%	121	119	1.7%
Total Capital Expenditures	$4,887	$5,302	(7.8)%	$14,061	$13,420	4.8%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	(13)	6	—%	1	153	(99.3)%
Interest during construction - spectrum	12	46	(73.9)%	46	169	(72.8)%
Total Acquisitions	$(1)	$52	—%	$47	$322	(85.4)%

Cash paid for interest	$1,855	$1,971	(5.9)%	$5,171	$5,615	(7.9)%

Cash paid for income taxes, net of (refunds)	$17	$583	(97.1)%	$897	$882	1.7%

Dividends Declared per Common Share	$0.2775	$0.2775	—%	$0.8325	$0.8325	—%

End of Period Common Shares Outstanding (000,000)	7,109	7,174	(0.9)%
Debt Ratio	52.0%	52.2%	(20)	BP
Total Employees	135,670	143,630	(5.5)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline and Consumer Wireline.

Segment Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2025	2024	Change	2025	2024	Change
Segment Operating Revenues
Mobility	$21,713	$21,052	3.1%	$65,128	$62,126	4.8%
Business Wireline	4,248	4,606	(7.8)%	13,029	14,274	(8.7)%
Consumer Wireline	3,555	3,416	4.1%	10,618	10,113	5.0%
Total Segment Operating Revenues	29,516	29,074	1.5%	88,775	86,513	2.6%

Segment Operating Income (Loss)
Mobility	7,125	7,003	1.7%	20,796	20,190	3.0%
Business Wireline	(354)	(43)	—%	(653)	123	—%
Consumer Wireline	325	196	65.8%	1,009	593	70.2%
Total Segment Operating Income	$7,096	$7,156	(0.8)%	$21,152	$20,906	1.2%

Operating Income Margin	24.0%	24.6%	(60)	BP	23.8%	24.2%	(40)	BP

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Service	$16,926	$16,539	2.3%	$50,430	$48,810	3.3%
Equipment	4,787	4,513	6.1%	14,698	13,316	10.4%
Total Operating Revenues	21,713	21,052	3.1%	65,128	62,126	4.8%

Operating Expenses
Operations and support	12,011	11,559	3.9%	36,673	34,483	6.4%
Depreciation and amortization	2,577	2,490	3.5%	7,659	7,453	2.8%
Total Operating Expenses	14,588	14,049	3.8%	44,332	41,936	5.7%
Operating Income	$7,125	$7,003	1.7%	$20,796	$20,190	3.0%

Operating Income Margin	32.8%	33.3%	(50)	BP	31.9%	32.5%	(60)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2025	2024	Change
Mobility Subscribers
Postpaid	90,255	88,384	2.1%
Postpaid phone	73,801	72,285	2.1%
Prepaid	18,544	19,200	(3.4)%
Reseller	10,183	8,482	20.1%
Total Mobility Subscribers[1]	118,982	116,066	2.5%

Third Quarter	Percent	Nine-Month Period	Percent
2025	2024	Change	2025	2024	Change
Mobility Net Additions
Postpaid Phone Net Additions	405	403	0.5%	1,130	1,171	(3.5)%
Total Phone Net Additions	322	358	(10.1)%	993	1,162	(14.5)%

Postpaid	328	429	(23.5)%	1,097	1,411	(22.3)%
Prepaid	(167)	(49)	—%	(353)	34	—%
Reseller	587	237	—%	413	910	(54.6)%
Total Mobility Net Additions[1,2]	748	617	21.2%	1,157	2,355	(50.9)%

Postpaid Churn	1.07%	0.93%	14	BP	1.03%	0.89%	14 BP
Postpaid Phone-Only Churn	0.92%	0.78%	14	BP	0.87%	0.73%	14 BP

[1]Wireless subscribers and net additions exclude customers with free lines provided under promotional pricing until such lines are converted to paying lines.
[2]Excludes migrations between wireless subscriber categories, including connected devices, and acquisition-related activity during the period.

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, our fixed wireless access product, traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2025	2024	Change	2025	2024	Change
Operating Revenues
Legacy and other transitional services	$2,208	$2,669	(17.3)%	$7,032	$8,505	(17.3)%
Fiber and advanced connectivity services	1,853	1,748	6.0%	5,426	5,183	4.7%
Equipment	187	189	(1.1)%	571	586	(2.6)%
Total Operating Revenues	4,248	4,606	(7.8)%	13,029	14,274	(8.7)%

Operating Expenses
Operations and support	3,067	3,250	(5.6)%	9,128	10,004	(8.8)%
Depreciation and amortization	1,535	1,399	9.7%	4,554	4,147	9.8%
Total Operating Expenses	4,602	4,649	(1.0)%	13,682	14,151	(3.3)%
Operating Income (Loss)	$(354)	$(43)	—%	$(653)	$123	—%

Operating Income Margin	(8.3)%	(0.9)%	(740)	BP	(5.0)%	0.9%	(590)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that provide multi-gig services, and AT&T Internet Air (AIA) services, to residential customers in select locations. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Operating Revenues
Broadband	$3,070	$2,838		8.2%	$9,082	$8,301		9.4%
Legacy voice and data services	243	307		(20.8)%	794	972		(18.3)%
Other service and equipment	242	271		(10.7)%	742	840		(11.7)%
Total Operating Revenues	3,555	3,416		4.1%	10,618	10,113		5.0%

Operating Expenses
Operations and support	2,266	2,296		(1.3)%	6,738	6,801		(0.9)%
Depreciation and amortization	964	924		4.3%	2,871	2,719		5.6%
Total Operating Expenses	3,230	3,220		0.3%	9,609	9,520		0.9%
Operating Income	$325	$196		65.8%	$1,009	$593		70.2%

Operating Income Margin	9.1%	5.7%	340	BP	9.5%	5.9%	360	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2025	2024		Change
Broadband Connections
Broadband[1]					14,494	13,864		4.5%
Fiber Broadband Connections					10,123	9,024		12.2%

	Third Quarter			Percent	Nine-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Broadband Net Additions
Broadband Net Additions[1,2]	232	28		—%	519	135		—%
Fiber Broadband Net Additions	288	226		27.4%	792	717		10.5%
[1]Includes AIA.
[2]Excludes the impact of subscriber disconnections resulting from the termination of AIA services in areas with unfavorable regulatory requirements in the first quarter of 2025.

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Operating Revenues
Wireless service	$696	$645		7.9%	$1,973	$2,034		(3.0)%
Wireless equipment	399	377		5.8%	1,147	1,154		(0.6)%
Total Segment Operating Revenues	1,095	1,022		7.1%	3,120	3,188		(2.1)%

Operating Expenses
Operations and support	896	854		4.9%	2,527	2,662		(5.1)%
Depreciation and amortization	177	158		12.0%	482	507		(4.9)%
Total Segment Operating Expenses	1,073	1,012		6.0%	3,009	3,169		(5.0)%
Operating Income	$22	$10		—%	$111	$19		—%

Operating Income Margin	2.0%	1.0%	100	BP	3.6%	0.6%	300	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2025	2024		Change
Mexico Wireless Subscribers
Postpaid					6,423	5,633		14.0%
Prepaid					17,508	16,996		3.0%
Reseller					218	282		(22.7)%
Total Mexico Wireless Subscribers					24,149	22,911		5.4%

	Third Quarter			Percent	Nine-Month Period			Percent
	2025	2024		Change	2025	2024		Change
Mexico Wireless Net Additions
Postpaid	243	139		74.8%	586	397		47.6%
Prepaid	68	187		(63.6)%	22	333		(93.4)%
Reseller	(5)	(51)		90.2%	(35)	(135)		74.1%
Total Mexico Wireless Net Additions	306	275		11.3%	573	595		(3.7)%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,713	$12,011	$2,577	$7,125
Business Wireline	4,248	3,067	1,535	(354)
Consumer Wireline	3,555	2,266	964	325
Total Communications	29,516	17,344	5,076	7,096
Latin America	1,095	896	177	22
Segment Total	30,611	18,240	5,253	7,118
Corporate and Other
Corporate:
DTV-related retained costs	—	56	50	(106)
Parent administration support	3	386	4	(387)
Securitization fees	29	150	—	(121)
Value portfolio	66	16	—	50
Total Corporate	98	608	54	(564)
Certain significant items	—	425	10	(435)
Total Corporate and Other	98	1,033	64	(999)
AT&T Inc.	$30,709	$19,273	$5,317	$6,119

September 30, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$21,052	$11,559	$2,490	$7,003
Business Wireline	4,606	3,250	1,399	(43)
Consumer Wireline	3,416	2,296	924	196
Total Communications	29,074	17,105	4,813	7,156
Latin America	1,022	854	158	10
Segment Total	30,096	17,959	4,971	7,166
Corporate and Other
Corporate:
DTV-related retained costs	—	107	95	(202)
Parent administration support	—	401	2	(403)
Securitization fees	31	134	—	(103)
Value portfolio	86	26	6	54
Total Corporate	117	668	103	(654)
Certain significant items	—	4,383	13	(4,396)
Total Corporate and Other	117	5,051	116	(5,050)
AT&T Inc.	$30,213	$23,010	$5,087	$2,116

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2025
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$65,128	$36,673	$7,659	$20,796
Business Wireline	13,029	9,128	4,554	(653)
Consumer Wireline	10,618	6,738	2,871	1,009
Total Communications	88,775	52,539	15,084	21,152
Latin America	3,120	2,527	482	111
Segment Total	91,895	55,066	15,566	21,263
Corporate and Other
Corporate:
DTV-related retained costs	—	169	150	(319)
Parent administration support	2	1,247	14	(1,259)
Securitization fees	87	538	—	(451)
Value portfolio	198	37	—	161
Total Corporate	287	1,991	164	(1,868)
Certain significant items	—	993	28	(1,021)
Total Corporate and Other	287	2,984	192	(2,889)
AT&T Inc.	$92,182	$58,050	$15,758	$18,374

September 30, 2024
	Revenues	Operations and Support Expenses	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$62,126	$34,483	$7,453	$20,190
Business Wireline	14,274	10,004	4,147	123
Consumer Wireline	10,113	6,801	2,719	593
Total Communications	86,513	51,288	14,319	20,906
Latin America	3,188	2,662	507	19
Segment Total	89,701	53,950	14,826	20,925
Corporate and Other
Corporate:
DTV-related retained costs	—	357	317	(674)
Parent administration support	—	1,236	5	(1,241)
Securitization fees	86	449	—	(363)
Value portfolio	251	77	15	159
Total Corporate	337	2,119	337	(2,119)
Certain significant items	—	5,040	43	(5,083)
Total Corporate and Other	337	7,159	380	(7,202)
AT&T Inc.	$90,038	$61,109	$15,206	$13,723